Exhibit 10.159 - STOCK PURCHASE AND PLEDGE AGREEMENT


      THIS STOCK PURCHASE AND PLEDGE AGREEMENT ("Agreement") is made and entered into this 7th day of March 1997, by and among Edward W. Rose, III ("Seller") and Drew Industries Incorporated, a Delaware corporation (the "Company").

      WHEREAS, Seller is a Director and Chairman of the Board of Directors of the Company; and

      WHEREAS, Seller owns and desires to sell to the Company Eight Hundred Thousand (800,000) pre-split shares (the "Shares") of the Common Stock, par value $.01, of the Company and the Company desires to purchase the Shares from Seller.

      NOW, THEREFORE, in consideration of the premises and the representations, warranties and covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, Seller and the Company hereby agree as follows:

1.    PURCHASE AND SALE OF THE SHARES

      1.1 Transfer. On and subject to the terms and conditions set forth herein, and in reliance on the respective representations, warranties and covenants of the parties contained herein, Seller hereby sells, assigns, transfers, conveys and delivers the Shares to the Company, and the Company hereby purchases and acquires the Shares from Seller, for the consideration set forth in paragraph
1.2 hereof.

      1.2   Delivery of the Shares and Purchase Price.

            (a) The purchase price for the Shares is Twenty Six ($26.00) Dollars per pre-split share or an aggregate of Twenty Million Eight Hundred Thousand ($20,800,000) Dollars, payable as set forth herein.

            (b) Simultaneously with the execution and delivery of this Agreement, Seller has delivered to Larry L. Schoenbrun, Esq., Gardere & Wynne L.L.P., 1601 Elm Street, Suite 3000, Dallas, Texas 75201, as agent for Seller solely for purposes of holding and delivering the Shares in accordance with this Agreement (the "Agent"), a certificate or certificates representing the Shares owned by Seller accompanied by an irrevocable stock power relating to the Shares duly executed by Seller in blank with Seller's signature thereon guaranteed.

            (c) Simultaneously with the execution and delivery of this Agreement, the Company has delivered to Seller a non-negotiable promissory note of the Company to the order of Seller in the principal amount of Twenty Million Eight Hundred Thousand ($20,800,000) Dollars in the form annexed hereto as Exhibit "A" (the "Note").

            (d) Payment of the Note shall be secured by a lien on, and security interest in, the Shares as provided in Section 2 hereof.

            (e) Seller will promptly notify the Agent upon receipt of payment of the Note, and thereupon the Agent will promptly deliver to the Company's transfer agent, Chase Mellon Shareholder Services L.L.C., Company Items, 85 Challenger Road, Richfield Park, N.J. 07660, Attention: Agnes Martin, telephone:
(201) 296-4266, copy to Nathan Hill via telecopy to (212) 947-7628 or 947-7629, all the Pledged Collateral (as defined in Section 2 hereof) with instructions to reissue to the Company a certificate or certificates representing the Shares purchased hereunder, and to reissue to Seller a certificate representing the remaining shares of the Company's Common Stock registered in the name of Seller.


                                    Page -21-

2.    SECURITY INTEREST

      2.1 Secured Obligations. The Company hereby pledges to Seller, and grants to Seller a first priority security interest in, and lien on the following property (the "Pledged Collateral") to secure the prompt payment and performance in full when due, whether at stated maturity, by acceleration or otherwise, of the Note and all obligations of the Company existing under the Note and this Agreement (the "Secured Obligations"):

            (a) the Shares and the certificates representing the Shares and any interest of the Company pertaining to the Shares and all dividends, cash, options, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Shares;

            (b) all additional shares of stock issuable upon or with respect to the Shares (which shares shall be deemed to be part of the Shares), and the certificates representing or evidencing such additional shares and any interest of the Company in such additional shares, and all dividends, cash, options, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares; and

            (c) all proceeds of the property described in clauses (a) and/or
(b).

            (d) concurrently with the execution hereof, the Company shall execute and deliver to Seller UCC-1 financing statements in form satisfactory to Seller to reflect such pledge.

      2.2   Voting Rights; Dividends; etc.

            (a) As long as no Event of Default (as defined in Section 3 hereof) shall have occurred and be continuing, Seller shall not be entitled to exercise any voting and other consensual rights pertaining to the Shares or any part thereof for any purpose.

            (b) (i) any and all stock dividends or instruments and other property received, receivable or otherwise distributed in exchange for any of the Shares and (ii) any liquidating dividend in respect of the Shares or any other distribution or other property received or receivable in respect of a distribution in liquidation, or upon a merger or consolidation, or in respect of a disposition of assets other than in the ordinary course of business, or in connection with any insolvency proceeding, shall be, and shall be forthwith delivered to the Agent to hold as Pledged Collateral and shall, if received by the Company, be received in trust for the benefit of Seller, be segregated from the other property or funds of the Company, and be forthwith delivered to the Agent as Pledged Collateral in the same form as so received (in the case of instruments, securities or similar property, together with any necessary endorsement, stock power or other instrument of transfer).

      2.3 Event of Default. Upon exercise by Seller of his remedies provided in this Agreement following the occurrence and continuation of an Event of Default, all rights to exercise the voting and other consensual rights the Company would otherwise be entitled to exercise shall thereupon become vested in Seller and Seller shall thereupon have the sole right to exercise such voting and other consensual rights during the continuance of such Event of Default.

      2.4 Transfer and Other Liens; Additional Shares. The Company agrees that it will not (i) sell or otherwise dispose of, or grant any option or warrant with respect to, any of the Pledged Collateral or (ii) create or permit to exist any lien upon or with respect to any of the Pledged Collateral, except for the lien and security interest created by this Agreement.

      2.5 Remedies. If an Event of Default shall have occurred and be continuing, then:


                                    Page -22-

            (a) Seller may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to Seller, all the rights and remedies of a secured party on default under the Uniform Commercial Code in effect in the State of Texas at that time, and Seller may also without notice except as specified below, in his sole discretion, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of Seller's offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as Seller may deem commercially reasonable, irrespective of the impact of any such sales on the market price of the Pledged Collateral. Seller may be the purchaser of any or all of the Pledged Collateral at any such sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Pledged Collateral sold at such sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price of any Pledged Collateral payable at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part for the Company, and the Company hereby waives (to the fullest extent permitted by law) all rights of redemption, stay and/or appraisal that it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Company agrees that, to the extent notice of sale shall be required by law, ten (10) days notice to the Company of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notice. Seller shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. Seller may adjourn any public or private sale from time to time by announcement at the time and place fixed therefore, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Company hereby waives any claims against Seller arising by reason of the fact that the price at which any Pledged Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale, even if Seller accepts the first offer received and does not offer such Pledged Collateral to more than one offeree.

            (b) The Company recognizes that, by reason of certain prohibitions contained in applicable federal and state securities laws, Seller may be compelled, with respect to any sale of all or any part of the Pledged Collateral, to limit purchasers to those who will agree, among other things, to acquire such Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof. The Company acknowledges that any such private sales may be at prices and on terms less favorable to the Company than those obtainable through a public sale without such restrictions (including, without limitation, a public offering made pursuant to registration under the Securities Act of 1933, as amended (the "Securities Act"), and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that Seller shall have no obligation to engage in public sales and no obligation to delay the sale of any Pledged Collateral for the period of time necessary to permit the Company to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if the Company would agree to do so.

            (c) If Seller determines to exercise its right to sell any or all of the Pledged Collateral, then upon written request, the Company shall from time to time furnish to Seller all such information as Seller may request (A) in order to determine the number of shares and other instruments included in the Pledged Collateral that may be sold by Seller as exempt transactions or exempt securities under the Securities Act and the rules of the Securities and Exchange Commission thereunder, or under applicable state laws, as the same are from time to time in effect and (B) in order to otherwise facilitate any such sale.

      2.6 Application of Proceeds. Any cash held by Seller as Pledged Collateral and all cash proceeds received by Seller in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral pursuant to the exercise by Seller of his remedies as a secured creditor as provided in this Agreement shall be applied promptly from time to time by Seller (in such order as Seller shall in his sole discretion determine) to the payment of the reasonable fees and expenses of Seller incurred pursuant to this Agreement and to the payment of the Secured Obligations. Any amounts remaining after such applications shall be remitted to the Company or as a court of competent jurisdiction may otherwise direct. If the proceeds of the sale, collection or other realization of


                                    Page -23-
or upon the Pledged Collateral are insufficient to cover the cost and expenses of such sale, collection or realization after the payment in full of the Secured Obligations, the Company shall remain liable for any deficiency.

      2.7 Expenses. Upon exercise by Seller of his remedies provided in this Agreement following the occurrence and continuation of an Event of Default, the Company will upon demand pay to Seller the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that Seller may incur in connection with (i) the custody of preservation of, or the sale of, collection from or other realization upon, any of the Pledged Collateral, (ii) the preservation, exercise or enforcement of any of the rights of Seller hereunder or (iii) the failure of the Company to perform or observe any of the provisions hereof.

      2.8 Security Interest Absolute. All rights of and Seller's lien and security interest hereunder, and all obligations of the Company hereunder, shall be absolute and unconditional irrespective of:

            (a) any lack of validity or enforceability of this Agreement or the Note; or

            (b) any change in the amount, time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Agreement or the Note.

      2.9 Further Obligations. The Company agrees that at any time and from time to time, at its expense, the Company will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or that Seller may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Seller to exercise and enforce its rights and remedies hereunder with respect to the Shares.

      2.10 Attorney-in-fact. The Company hereby appoints Seller as the Company's attorney-in-fact, with full authority in the place and stead of the Company and in the name of the Company or otherwise, from time to time in the discretion of Seller, to take any action and to execute any instrument which Seller may deem reasonably necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to the Company representing any dividend, interest payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same. If the Company fails to perform any agreement contained herein, Seller may perform, or cause performance of, such agreement, and the expenses of Seller incurred in connection therewith shall be payable by the Company.

      2.11 Seller's Duty of Care. Other than the exercise of reasonable care in the physical custody of the Pledged Collateral while held by the Secured Party (or the Agent) hereunder, neither, Seller nor the Agent shall have any responsibility for, or obligation or duty with respect to, all or any part of the Pledged Collateral or any matter or proceeding arising out of or relating thereto, including, without limitation, any obligation or duty to collect any sums due with respect thereto or to protect or preserve any rights against prior parties or any other rights pertaining thereto, it being understood and agreed that the Company shall be responsible for preservation of all rights in the Pledged Collateral. Without limiting the generality of the foregoing, Seller shall be conclusively deemed to have exercised reasonable care in the custody of the Pledged Collateral, if it takes such action, for purposes of preserving rights in the Pledged Collateral, as the Company may reasonably request in writing; provided, however, that no refusal failure, omission or delay by Seller in complying with any such request shall be deemed to be a failure to exercise reasonable care.

      2.12 Distributions. The Company covenants and agrees that the Pledged Collateral will be treated the same as outstanding shares of capital stock of the Company with respect to any dividends, cash, options, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the outstanding capital stock of the Company (i.e., it will treat the Shares as if they were still outstanding).


                                    Page -24-

3. EVENTS OF DEFAULT. The term "Events of Default" shall mean any of the following events:

            (a) any representations or warranty made by the Company in or in connection with this Agreement shall prove to have been false or misleading in any material respect when made; or

            (b) default shall be made in the payment of principal or interest as provided in the Note, or other amount payable hereunder, when and as the same shall become due and payable, whether at the scheduled due date thereof or at a date fixed for prepayment thereof or by acceleration thereof or otherwise; or

            (c) (i) any pledge or security interest in favor of Seller granted hereunder, no longer provides the lien or priority contemplated herein or (ii) the Company (or any successor thereto or representative thereof) shall claim or assert that any other right or remedy of Seller hereunder shall not be enforceable in accordance with its terms, or (iii) default shall be made in the due observance or performance of any covenant, condition or agreement hereunder or under the Note; provided, however, a default in the due observation or performance of a non-monetary covenant, condition or agreement hereunder or under the Note shall not be considered to be an Event of Default until and unless Seller shall have given fifteen (15) days' notice of such default to the Company and such default shall remain uncurred at the end of such 15 day period;

            (d) the Company shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property, (ii) admit in writing its inability, or be generally unable, to pay its debts as such debts become due, (iii) make a general assignment for the benefit of its creditors, (iv) commence a voluntary case under the Federal Bankruptcy Code (as now or hereafter in effect), (v) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, (vi) fail to have vacated or discontinued in a period of sixty (60) days, or acquiesce in writing to, any petition filed against it in an involuntary case under such Bankruptcy Code or (vii) take any action for the purpose of effecting any of the foregoing; or

            (e) a proceeding or case shall be commenced in any court of competent jurisdiction, seeking (or in any case previously commenced there shall be sought) (i) the liquidation, reorganization, dissolution, winding-up, or composition or readjustment of debts, of the Company, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of the Company or of all or any substantial part of its assets, (iii) similar relief in respect of the Company or all or any substantial part of its assets under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, including, without limitation, under the Federal Bankruptcy Code, without the consent of the Company and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of sixty (60) days, or an order for relief against the Company shall be entered in an involuntary case under such Federal Bankruptcy Code.

4.    REPRESENTATIONS AND WARRANTIES.

      4.1 Representations and Warranties of Seller. Seller represents and warrants to, and agrees with, the Company as follows:

            (a) Seller has all necessary power and authority to execute, deliver and perform this Agreement. Neither the execution, delivery or performance of this Agreement will violate (with or without the giving of notice or the lapse of time or both) any contract to which Seller is bound or any order, writ, injunction, judgment or decree to which Seller is a party.

            (b) Seller owns the Shares beneficially and of record free and clear of all mortgages, claims, liens, rights of first refusal or similar rights, security interests, options, pledges or encumbrances of any kind whatsoever.


                                     Page -25-

            (c) Seller has had access to all of the information with respect to the Shares that he deems necessary to make a complete evaluation thereof, and has had the opportunity to question the management of the Company and persons acting on their behalf concerning the Shares.

            (d) Seller acknowledges that the consideration to be paid by the Company for the Shares hereunder represents a "discount" from the current market price of the Shares and that the market price for the Shares could increase substantially.

            (e) Seller acknowledges that the Company has relied on the foregoing representations and warranties and, but for such representations and warranties, no purchase of the Shares would be made by the Company from Seller.

      4.2 Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, Seller as follows:

            (a) The Company has all necessary power and authority to execute, deliver and perform this Agreement, the Note, and to consummate the transactions contemplated hereby and thereby. Neither the execution, delivery or performance of this Agreement will violate (with or without the giving of notice or the lapse of time or both) the Articles of Incorporation or By-laws of the Company or any contract to which the Company is bound or any order, writ, injunction, judgment or decree to which the Company is a party, nor does the execution, delivery or performance of this Agreement require the consent or approval of any third party or governmental authority;

            (b) The Company is acquiring the Shares not with a view to, or in connection with, any offering, resale, disposition or any distribution thereof within the meaning of the Securities Act, or any rule or regulation thereunder (collectively the "Rules"), which offering, resale, disposition or distribution would be in violation of the Act or any of the Rules;

            (c) This Agreement and the Note have been duly authorized, executed and delivered by the Company, and are the binding and enforceable obligations of the Company enforceable against it in accordance with their terms;

            (d) The Board of Directors of the Company has authorized the reissuance of the shares of capital stock comprising the Pledged Collateral upon Seller's exercise of its rights in respect to the Pledged Collateral in accordance with Section 2.5 hereof. If such Pledged Collateral is sold pursuant thereto, the shares of capital stock of the Company that constitute all or a portion of the Pledged Collateral shall be duly and validly authorized, issued and outstanding, and will be fully paid and non-assessable; and

            (e) The pledge by the Company of the Pledged Collateral pursuant to this Agreement creates a valid and perfected first lien security interest in the Pledged Collateral, securing the payment and performance of the Secured Obligations.

            (f) The Company acknowledges that Seller has relied on the foregoing representations and warranties and, but for such representations and warranties, no sale of the Shares would be made by Seller to the Company.

      4.3 Survival of Representations. All representations and warranties made herein by Seller and by the Company shall survive the purchase and delivery of the Shares.


                                    Page -26-

5.    NOTICES.

      All notices and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, telegram, telex, facsimile or other standard form of telecommunication, or by registered or certified post-paid mail, return receipt requested, and addressed as follows, or to such other address as any party may notify the other in accordance with the provisions hereof:

              Seller:

              Edward W. Rose, III
              Cardinal Investment Company, Inc.
              500 Crescent Court, Suite 250
              Dallas, Texas  75201

                    - copy to -

              Gardere & Wynne, L.L.P.
              1601 Elm Street, Suite 3000
              Dallas, Texas  75201
              Attention:  Larry L. Schoenbrun, Esq.

              The Company:
              Drew Industries Incorporated
              200 Mamaroneck Avenue
              White Plains, New York  10601
              Attention:  Leigh J. Abrams, President and Chief Executive Officer

                    - copy to -

              Harvey F. Milman, Esq.
              Berlack, Israels & Liberman LLP
              120 W. 45th Street
              New York, New York 10036

or to such other address as any party shall have specified by notice given in compliance with this Section 5, and shall be effective upon receipt.

6.    ENTIRE AGREEMENT.

      This Agreement and the Note constitute the entire agreement between the parties with respect to the subject matter hereof and can be amended, supplemented or changed only by a written instrument making specific reference to this Agreement and duly executed by the party to be bound thereby. This Agreement supersedes all prior agreements and understandings among the parties with respect to the transactions contemplated hereby.

7.    BINDING EFFECT; BENEFIT.

      This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns. Nothing contained in this Agreement, express or implied, is intended to confer on any person other than the parties hereto or their respective heirs, legal representatives, successors and assigns, any rights, remedies or obligations or liabilities under or by reason of this Agreement.


                                    Page -27-

8.    ASSIGNABILITY.

      Neither this Agreement nor any of the rights or obligations hereunder may be assigned without the prior written consent of the parties hereto and any attempt to do so shall be of no force or effect.

9.    APPLICABLE LAW.

      This Agreement shall be governed by and construed in accordance with the laws of the State of Texas without regard to the conflict of law principles thereof. The Company hereby irrevocably submits, in any suit, action or proceeding arising out of or relating to this Agreement or the Note or any of the transactions contemplated hereby or thereby, to the jurisdiction of the United States District Court for the Northern District of Texas and the jurisdiction of any court of the State of Texas located in Dallas and waives any and all objections to jurisdiction that it may have under the laws of the State of Texas or the United States.

10.   COUNTERPARTS.

      This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument. Executed signature pages to any counterpart instrument may be detached and affixed to a single counterpart, which single counterpart with multiple executed signature pages affixed thereto shall constitute the original counterpart instrument. All of those counterpart pages shall be read as though one, and they shall have the same force and effect as if all the signers had executed a single signature page.

11.   TAXES

      The Company shall pay stock transfer taxes, if any, resulting from the transaction contemplated herein.

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.

                                       SELLER:


                                       ______________________________
                                       Edward W. Rose, III

                                       THE COMPANY:

                                       DREW INDUSTRIES INCORPORATED


                                       By:___________________________
                                          Leigh J. Abrams,
                                          President and Chief Executive Officer


                                    Page -28-

                         NON-NEGOTIABLE PROMISSORY NOTE


$20,800,000                       March 7, 1997

      FOR VALUE RECEIVED, the undersigned, Drew Industries Incorporated, a Delaware corporation with principal offices at 200 Mamaroneck Avenue, White Plains, New York 10601 (the "Payor") promises to pay to Edward W. Rose, III (the "Payee") at the address of the Payee or at such other place as the Payee may designate in writing, the principal sum of Twenty Million Eight Hundred Thousand ($20,800,000) Dollars, together with interest provided herein.

      Payor promises to pay interest from February 14, 1997 on the outstanding principal balance hereof and on any past due interest at the lesser of (i) the rate of seven (7%) percent per annum (computed on the basis of the actual number of days elapsed over a year of 360 days), or (ii) the maximum rate permitted by law from time to time.

      Principal and interest hereunder shall be due and payable on April 14, 1997; provided, however, that the Payor shall have the right, upon written notice to the Payee, to extend said date to May 14, 1997 if the Payor is engaged in good faith best efforts to consummate financing with Chase Manhattan Bank, the proceeds of which will be applied to pay all principal and interest due hereunder. All payments of principal and interest shall be made in U.S. Dollars and in immediately available funds.

      This Note may be prepaid in whole or in part by the Payor at any time without premium or penalty of any kind. Prepayments shall be applied first to accrued but unpaid interest and then to principal.

      The Payee shall have the right upon the occurrence of an Event of Default (as hereafter defined), to accelerate this Note and to declare the entire unpaid balance hereof and the obligation evidenced hereby, together with interest to the date of acceleration, immediately due and payable.

      No delay or failure on the part of the Payee to exercise any power or right shall operate as a waiver thereof and such rights and powers shall be deemed continuous, nor shall failure to exercise any such power or right subject the Holder to any liability.

      The Payor waives grace, presentment for payment, demand, notice of non-payment of this Note, protest and notice of protest, notice of intention to accelerate, notice of acceleration, any other notice and diligence in collecting and bringing suit, and consents that the Payee may extend the time for payment of any part or the whole of the debt at any time without affecting the rights of the Payee against the Payor.

      All agreements between the Payor and the holder hereof, whether now existing or hereafter arising and whether written or oral, are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of the maturity hereof, or otherwise, shall the amount paid, or agreed to be paid, to the holder hereof for the use, forbearance or detention of the funds advanced pursuant to this Note, or otherwise, or for the payment or performance of any covenant or obligation contained herein or in any other document or instrument evidencing, securing or pertaining to this Note exceed the maximum amount permissible under applicable law. If from any circumstances whatsoever fulfillment of any provisions hereof or any other document or instrument exceeds the maximum amount of interest prescribed by law, then ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any such circumstances the holder hereof shall ever receive anything of value deemed interest by applicable law, which would exceed interest at the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the unpaid principal balance of this Note or on account of any other principal indebtedness of the Payor to the holder hereof, and not to the payment of interest, or if such excessive interest exceeds the unpaid principal balance of this Note and such other indebtedness, such excess shall be refunded to the Payor. All sums paid, or agreed to be paid, by the Payor for the use, forbearance or detention of


                                     Page -29-
the indebtedness of the Payor to the holder of this Note shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the actual rate of interest on account of such indebtedness is uniform throughout the term hereof. The terms and provisions of this paragraph shall control and supersede every other provision of all agreements between the Payor and the holder hereof.

      This Note is subject in all respects to the terms and provisions of the Stock Purchase and Pledge Agreement, dated the date hereof, between the Payor and the Payee (the "Agreement"), which Agreement contains, among other things, provisions for the acceleration of the maturity hereof upon the happening of certain Events of Default (as defined therein), and the granting of a security interest to secure the Payor's obligations hereunder. This Note may not be negotiated, transferred or assigned without the prior written consent of the Payor.

      If the holder of this Note retains an attorney in connection with any default or to collect, enforce or defend this Note or the Agreement in any lawsuit or in reorganization, bankruptcy or other proceedings, or if Payor sues any holder in connection with this Note or the Agreement and does not prevail, the Payor agrees to pay to the Payee, in addition to any principal and interest due and unpaid, all reasonable costs and expenses of such proceedings, including reasonable attorney's fees.

      THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS WITHOUT REFERENCE TO PRINCIPLES OF CONFLICT BY LAWS. PAYOR HEREBY IRREVOCABLY SUBMITS IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE OR THE AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS AND THE JURISDICTION OF ANY COURT OF THE STATE OF TEXAS LOCATED IN DALLAS AND WAIVES ANY AND ALL OBJECTIONS TO JURISDICTION THAT IT MAY HAVE UNDER THE LAWS OF THE STATE OF TEXAS OR THE UNITED STATES.

      IN WITNESS WHEREOF, and intending to be legally bound, the Payor has caused this Note to be signed by its President and Chief Executive Officer pursuant to order of the Board of Directors.

                              DREW INDUSTRIES INCORPORATED



                              By:_______________________________
                                 Leigh J. Abrams
                                 President and Chief Executive Officer


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